                                                                    EXHIBIT 99.1

[EMERSON LOGO]

--------------------------------------------------------------------------------
                               NEWS & INFORMATION
--------------------------------------------------------------------------------

FOR:              EMERSON RADIO CORP.
                  9 Entin Road
                  Parsippany, NJ 07054-0430

CONTACT:          EMERSON RADIO CORP.           OR:   INVESTOR RELATIONS:
                  Kenneth A. Corby                    Laura Boorn
                  Executive Vice President,           Investor Relations Manager
                  Chief Financial Officer             (972) 884-2302
                  (972) 884-2302

Monday, March 17,  2003

                              FOR IMMEDIATE RELEASE

                      EMERSON FILES REGISTRATION STATEMENT

      ** CHAIRMAN TO SELL SHARES REDUCING OWNERSHIP TO APPROXIMATELY 21%**


PARSIPPANY, N.J., March 17, 2003 - Emerson Radio Corp. (AMEX:MSN) announced today the filing of a registration statement with the Securities and Exchange Commission relating to a public offering and sale of shares by Geoffrey P. Jurick, Emerson's Chairman and Chief Executive Officer. The Registration Statement covers a total of 4,817,321 shares including a 628,346 share option granted to the underwriter to cover over-allotments, if any.

Most of the offering proceeds are expected to be used by Mr. Jurick to settle his long outstanding litigation, to pay for various expenses associated with the litigation and to defray certain costs incurred to affect the registration and offering. The Registration Statement more fully describes the use of proceeds and litigation. Following the offering, and assuming the over-allotment option is not exercised, Mr. Jurick will continue to own approximately 5.7 million shares or approximately 21% of the 27.3 million Emerson shares currently outstanding.

The shares are to be offered by Ferris, Baker Watts, Incorporated, as underwriter. A preliminary prospectus relating to this offering may be obtained from Ferris, Baker Watts, Incorporated, 1700 Pennsylvania Avenue, Suite 700, Washington, DC 20006, Tel. No. (800) 227-0308.

A Form S-3 Registration Statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


THIS PRESS RELEASE OTHER THAN THE HISTORICAL INFORMATION, CONSISTS OF "FORWARD-LOOKING STATEMENTS" (AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995) WHICH ARE IDENTIFIED BY THE USE OF WORDS SUCH AS "BELIEVES", "EXPECTS", "PROJECTS", AND SIMILAR EXPRESSIONS. WHILE THESE STATEMENTS REFLECT THE COMPANY'S CURRENT BELIEFS AND ARE BASED ON ASSUMPTIONS THAT THE COMPANY BELIEVES ARE REASONABLE, THEY ARE SUBJECT TO UNCERTAINTIES AND RISKS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANTICIPATED RESULTS. THESE RISKS AND UNCERTAINTIES ARE DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S REPORTS ON FORM 10-K, 10-Q AND 8-K.

EMERSON RADIO CORP., FOUNDED IN 1948, IS HEADQUARTERED IN PARSIPPANY, N.J. THE COMPANY DESIGNS, MARKETS AND LICENSES, THROUGHOUT THE WORLD, FULL LINES OF TELEVISIONS, AND OTHER VIDEO PRODUCTS, MICROWAVE OVENS, CLOCKS, RADIOS, AUDIO AND HOME THEATER PRODUCTS. ITS 53.2% OWNED SUBSIDIARY, SPORT SUPPLY GROUP, INC. (OTC:SSPY) IS A DIRECT MARKETER OF SPORTS-RELATED EQUIPMENT AND LEISURE PRODUCTS TO THE INSTITUTIONAL MARKET, INCLUDING SCHOOLS, COLLEGES, UNIVERSITIES, GOVERNMENT AGENCIES, MILITARY FACILITIES, ATHLETIC CLUBS, ATHLETIC TEAMS AND DEALERS, YOUTH SPORTS LEAGUES AND RECREATIONAL ORGANIZATIONS. EMERSON'S WEB SITE IS www.emersonradio.com.